Exhibit 99.1

Digital River Reports Record Q4 and Full Year Results, Raises 2006 Guidance

    MINNEAPOLIS--(BUSINESS WIRE)--Feb. 1, 2006--Digital River, Inc.
(NASDAQ:DRIV):

    --  Q4 revenue up 28 percent; full year 2005 revenue up 43 percent

    -- Q4 GAAP diluted EPS up 33 percent; full year 2005 GAAP diluted EPS up 42 percent

    -- Q4 non-GAAP diluted EPS up 40 percent; full year 2005 non-GAAP diluted EPS up 66 percent

    --  Full year net cash flow from operations up 47 percent

    Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported its fourth quarter and full year 2005 financial results:

    Revenue: Q4 and Full Year 2005

    -- Fourth quarter revenue totaled $61.6 million, an increase of 28 percent from revenue of $48.0 million in the fourth quarter of 2004, and above the Company's guidance of $57.1 million, provided on October 26, 2005.

    -- For the full year ended December 31, 2005, revenue totaled $220.4 million, an increase of 43 percent from revenue of $154.1 million in 2004.

    GAAP Results: Q4 and Full Year 2005

    -- Fourth quarter GAAP net income was $17.7 million, or $0.44 per diluted share at an effective tax rate of 12 percent. This compared to net income of $12.8 million, or $0.33 per diluted share at an effective tax rate of 8 percent, in the fourth quarter of 2004. This represents a year-over-year increase of 38 percent in GAAP net income and 33 percent in GAAP diluted net income per share. Fourth quarter 2005 results reflect the impact of reversing the valuation allowance on certain deferred tax assets resulting in a one-time benefit of $4.4 million or $0.11 per diluted share. Without this one-time benefit, GAAP diluted net income per share would have been $0.33, at an effective tax rate of 34 percent, above the Company's guidance of $0.29 provided on October 26, 2005.

    -- For the full year ended December 31, 2005, GAAP net income was $54.3 million, or $1.36 per diluted share at an effective tax rate of 24 percent. This compared to net income of $35.3 million, or $0.96 per diluted share at an effective tax rate of 3 percent, in 2004. This represents a year-over-year increase of 54 percent in GAAP net income and 42 percent in GAAP diluted net income per share. These results exceeded the Company's GAAP diluted net income per share guidance of $1.21 provided on October 26, 2005.

    Non-GAAP Results: Q4 and Full Year 2005

    In the third quarter of 2005, Digital River announced it was replacing its historical "pro forma" measurements for reporting net income and diluted net income per share with new "non-GAAP" measurements. The Company believes providing both GAAP and non-GAAP measures will provide investors better comparability between its historical and projected future financial performance.

    Based on the new non-GAAP measurements:

    -- Fourth quarter non-GAAP net income was $14.8 million, or $0.35 per diluted share, compared to net income, on a similar basis, of $10.5 million, or $0.25 per diluted share in the fourth quarter of 2004. This represents a year-over-year increase of 41 percent in non-GAAP net income and 40 percent in non-GAAP diluted net income per share. The results exceeded the Company's non-GAAP diluted net income per share guidance of $0.31 provided on October 26, 2005.

    -- For the full year 2005, non-GAAP net income was $53.1 million, or $1.28 per diluted share, compared to net income, on a similar basis, of $29.5 million, or $0.77 per diluted share in the full year of 2004. This represents a year-over-year increase of 80 percent in non-GAAP net income and 66 percent in non-GAAP diluted net income per share.

    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related costs, and beginning in 2006, stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 34 percent, the Company's anticipated effective rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share.
    To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement. Further information regarding the Company's use of non-GAAP financial data has been included in the Company's Form 8-K filed with the SEC on February 1, 2006.
    "We ended 2005 with record financial results, exceeding revenue and earnings expectations," said Joel Ronning, Digital River's CEO. "Last year was a year of expansion at Digital River. We expanded our geographic footprint, strategic marketing programs and oneNetwork marketplace. We also moved into new vertical segments, including the high tech and consumer electronics markets and the enterprise license management space. As we look out into 2006, we believe we have set a solid stage for our future growth and plan to accelerate our investments in each of these areas to take advantage of the growth opportunities before us."

    Q1 2006 Guidance

    Forward-looking guidance for the first quarter ending March 31, 2006, is as follows:

    --  Revenue of $70.0 million;

    -- GAAP diluted net income per share of $0.31, including stock-based compensation expense of $3.4 million; and

    --  Non-GAAP diluted net income per share of $0.40.

    Full Year 2006 Guidance

    Forward-looking guidance for the full year ending December 31, 2006, is as follows:

    --  Revenue of $280 million;

    -- GAAP diluted net income per share of $1.16, including stock-based compensation expense of $14.2 million; and

    --  Non-GAAP diluted net income per share of $1.53.

    Digital River will hold a fourth quarter conference call today at 4:45 p.m. Eastern Standard Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2005q4earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 6893855 and dialing 888-896-0863 inside the United States or Canada, or by calling 973-582-2741 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The Company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.
    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates" or "expects," and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion, and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed on March 16, 2005, for the year ended December 31, 2004. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time to time.
    The forward-looking statements regarding first quarter 2006 and full year 2006 reflect Digital River's expectations as of February 1, 2006. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and that no additional intangible assets are recorded.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.



Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands)

Condensed Consolidated Balance Sheets
                                                   As of December 31,
                                                 ---------------------
                                                    2005       2004
                                                 ---------- ----------
Assets
------
  Current assets
    Cash and cash equivalents                     $131,770   $127,734
    Short-term investments                         220,569    164,402
    Accounts receivable, net                        34,883     21,520
    Deferred tax asset                              22,251      1,474
    Other current assets                             3,741      1,843
                                                 ---------- ----------
      Total current assets                         413,214    316,973
  Property and equipment, net                       17,955     17,367
  Goodwill                                         195,299    148,086
  Intangible assets, net                            20,054     17,297
  Deferred tax asset                                10,444      3,841
  Other assets                                      12,174      6,272
                                                 ---------- ----------
  Total assets                                    $669,140   $509,836
                                                 ========== ==========
Liabilities and stockholders' equity
------------------------------------
  Current liabilities
    Accounts payable                              $127,846    $88,052
    Accrued payroll                                  8,866      5,332
    Deferred revenue                                 5,403      3,901
    Accrued acquisitions expenses                    5,651      6,720
    Other accrued liabilities                       21,210     14,221
                                                 ---------- ----------
      Total current liabilities                    168,976    118,226
  Non-current liabilities
    Convertible senior notes                       195,000    195,000
    Deferred tax liability                              22      3,841
                                                 ---------- ----------
      Total non-current liabilities                195,022    198,841
                                                 ---------- ----------
  Total liabilities                                363,998    317,067
                                                 ---------- ----------
  Stockholders' equity
    Common stock                                       350        337
    Additional paid-in capital                     313,547    243,926
    Accumulated deficit                             (6,320)   (51,164)
    Accumulated other comprehensive loss            (2,435)      (330)
                                                 ---------- ----------
  Stockholders' equity                             305,142    192,769
                                                 ---------- ----------
  Total liabilities and stockholders' equity      $669,140   $509,836
                                                 ========== ==========


Digital River, Inc.
Fourth Quarter and Full Year Results
(Unaudited, in thousands, except per share amounts)

Condensed Consolidated Statements of Operations

                            Three months ended    Twelve months ended
                               December 31,          December 31,
                           --------------------- ---------------------
                              2005       2004       2005       2004
                           ---------- ---------- ---------- ----------
Revenue                      $61,557    $47,959   $220,408   $154,130
Costs and expenses:
  Direct cost of services      1,475      1,325      5,013      5,013
  Network and
   infrastructure              5,614      4,084     19,814     15,143
  Sales and marketing         20,428     15,536     69,256     51,749
  Product research and
   development                 5,779      3,796     20,575     14,097
  General and
   administrative              5,264      6,156     21,474     16,894
  Depreciation and
   amortization                2,028      2,526      8,833      8,203
  Amortization of
   acquisition-related
   costs                       2,135      1,989      8,730      8,269
                           ---------- ---------- ---------- ----------
Total costs and expenses      42,723     35,412    153,695    119,368
                           ---------- ---------- ---------- ----------
    Income from operations    18,834     12,547     66,713     34,762
                           ---------- ---------- ---------- ----------
Other income/(expense),
 net                           1,395      1,360      4,967      1,641
                           ---------- ---------- ---------- ----------
    Income before income
     tax expense              20,229     13,907     71,680     36,403
Income tax expense            (2,507)    (1,079)   (17,337)    (1,079)
                           ---------- ---------- ---------- ----------
    Net income               $17,722    $12,828    $54,343    $35,324
                           ========== ========== ========== ==========

Net income per share -
 basic                         $0.50      $0.39      $1.57      $1.09
                           ========== ========== ========== ==========
Net income per share -
 diluted                       $0.44      $0.33      $1.36      $0.96
                           ========== ========== ========== ==========
Weighted average shares
 outstanding - basic          35,112     33,159     34,536     32,328
Weighted average shares
 outstanding - diluted        41,661     41,396     41,585     38,532


Calculation of GAAP Diluted Net Income Per Share

                             Three months ended   Twelve months ended
                               December 31,          December 31,
                           --------------------- ---------------------
                              2005       2004       2005       2004
                           ---------- ---------- ---------- ----------
GAAP net income              $17,722    $12,828    $54,343    $35,324
  Add back debt interest
   expense and issuance
   cost amortization, net
   of tax benefit                629        692      2,099      1,772
                           ---------- ---------- ---------- ----------
Adjusted net income for
 GAAP EPS calculation        $18,351    $13,520    $56,442    $37,096
                           ========== ========== ========== ==========

Net income per share -
 diluted                       $0.44      $0.33      $1.36      $0.96
                           ========== ========== ========== ==========
Weighted average shares
 outstanding - diluted        41,661     41,396     41,585     38,532


Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands)

Condensed Consolidated Statements of Cash Flows
                                                     Twelve months
                                                  ended December 31,
                                                 ---------------------
                                                    2005       2004
                                                 ---------- ----------
Operating Activities:
---------------------
  Net income                                       $54,343    $35,324
    Adjustments to reconcile net income to net
     cash provided by operating activities:
      Amortization of acquisition-related costs      8,730      8,269
      Change in accounts receivable allowance         (598)       709
      Depreciation and amortization                  8,833      8,203
      Tax benefit of stock-based compensation       47,879          -
      Deferred and other income taxes              (28,916)         -
      Litigation and other charges                       -      1,090
      Change in operating assets and
       liabilities:
        Accounts receivable                        (10,304)    (8,223)
        Prepaid and other assets                        74      1,037
        Accounts payable                            34,822     34,433
        Deferred revenue                             1,395       (230)
        Accrued payroll and other accrued
         liabilities                                 8,869      4,523
                                                 ---------- ----------
          Net cash provided by operating
           activities                              125,127     85,135
                                                 ---------- ----------

Investing Activities:
---------------------
    Purchases of investments                      (190,713)  (199,699)
    Sales of investments                           127,771     94,059
    Cash paid for acquisitions, net of cash
     received                                      (59,550)  (126,457)
    Purchases of property, equipment and
     capitalized software                           (8,328)    (9,255)
                                                 ---------- ----------
          Net cash used in investing activities   (130,820)  (241,352)
                                                 ---------- ----------

Financing Activities:
---------------------
    Principal amount on line of credit                   -     45,000
    Repayment of principal on line of credit             -    (45,000)
    Proceeds from convertible senior notes               -    188,371
    Exercise of stock options                       23,199     19,719
    Sales of common stock under employee stock
     purchase plan                                   2,199        904
    Repurchase of common stock                     (13,145)         -
                                                 ---------- ----------
          Net cash provided by financing
           activities                               12,253    208,994
                                                 ---------- ----------
  Effect of exchange rate changes on cash           (2,524)     2,072
                                                 ---------- ----------
  Net increase in cash and cash equivalents          4,036     54,849
  Cash and cash equivalents, beginning of period   127,734     72,885

                                                 ---------- ----------
  Cash and cash equivalents, end of period        $131,770   $127,734
                                                 ========== ==========

                                                 ---------- ----------
  Cash paid for interest on Convertible Senior
   Notes                                            $2,641         $-
                                                 ========== ==========


Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of Historical non-GAAP Diluted Net Income Per Share

                                                              Twelve
                                                              months
                               Three months ended              ended
                     --------------------------------------- ---------
                     March 31, June 30,  Sept. 30, Dec. 31,  Dec. 31,
                       2004      2004      2004      2004      2004
                     --------------------------------------- ---------

GAAP Pre-tax income    $7,615    $6,756    $8,126   $13,907   $36,403
  Add back:
   amortization of
   acquisition-
   related costs        1,579     2,267     2,434     1,989     8,269
  Add back: stock-
   based
   compensation             -         -         -         -         -
                     --------------------------------------- ---------
Non-GAAP pretax
 income                 9,194     9,023    10,560    15,896    44,672
Income tax expense @
 34%                    3,126     3,068     3,590     5,405    15,188
                     --------------------------------------- ---------
Non-GAAP net income    $6,068    $5,955    $6,970   $10,491   $29,484
                     ======================================= =========

Non-GAAP net income
 per share - diluted    $0.17     $0.16     $0.17     $0.25     $0.77
                     ======================================= =========

Weighted average
 shares outstanding
 - diluted             35,059    37,440    40,233    41,396    38,532


                                                              Twelve
                                                              months
                               Three months ended              ended
                     --------------------------------------- ---------
                     March 31, June 30,  Sept. 30, Dec. 31,  Dec. 31,
                       2005      2005      2005      2005      2005
                     --------------------------------------- ---------

GAAP Pre-tax income   $18,937   $15,456   $17,058   $20,229   $71,680
  Add back:
   amortization of
   acquisition-
   related costs        2,396     2,110     2,089     2,135     8,730
  Add back: stock-
   based
   compensation             -         -         -         -         -
                     --------------------------------------- ---------
Non-GAAP pretax
 income                21,333    17,566    19,147    22,364    80,410
Income tax expense @
 34%                    7,253     5,972     6,510     7,604    27,339
                     --------------------------------------- ---------
Non-GAAP net income   $14,080   $11,594   $12,637   $14,760   $53,071
                     ======================================= =========

Non-GAAP net income
 per share - diluted    $0.34     $0.28     $0.30     $0.35     $1.28
                     ======================================= =========

Weighted average
 shares outstanding
 - diluted             41,454    41,154    41,972    41,661    41,585


Non-GAAP Guidance Reconciliation

                               Q1 - 2006      FY-2006
                               Guidance      Guidance
                             ------------- -------------

Expected GAAP net income per
 share - diluted                    $0.31         $1.16
Add back amortization of
 acquisition-related costs           0.07          0.28
Add back stock compensation
 expense                             0.08          0.34
Tax benefit of amortization
 and stock-based
 compensation                       (0.05)        (0.21)
Deduct impact of contingent
 convertible notes                  (0.01)        (0.04)
                             ------------- -------------
Expected non-GAAP diluted
 net income per share               $0.40         $1.53
                             ============= =============

    CONTACT: Digital River, Inc., Minneapolis
             Investor Contact:
             Bob Kleiber, 952-540-3024
             bkleiber@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             publicrelations@digitalriver.com